1Q18 Supplemental Slides John McCallion Chief Financial Officer Exhibit 99.3

Table of Contents

	Page
GAAP Expense Detail and Ratios	3
Net Income (Loss) Reconciliation	4
Notable Items	5
Adjusted Earnings Ex. Total Notable Items by Segment	6
U.S. Tax Reform Impact by Segment	7
Unit Cost Initiative (UCI) Driving Lower Expense Ratio	8
New Disclosure to Track UCI	9
Material Weakness Remediation Progress	10
Appendix	11

MetLife

2

GAAP Expense Detail and Ratios (In millions, except ratio data) Other Expenses Net of Capitalization of DAC and Expense Ratio 2015 2016 2017 Other Expenses $14,105 $13,295 $12,953 Add: Capitalization of DAC (3,319) (3,152) (3,002) Other Expenses Net of Capitalization of DAC $10,786 $10,143 $9,951 Total Premiums, Fees and Other Revenues $43,900 $44,370 $45,843 Expense Ratio 24.6% 22.9% 21.7% 3 See Appendix for non-GAAP financial information, definitions and/or reconciliations. Other Expenses Net of Capitalization of DAC and Expense Ratio 1Q17 2Q17 3Q17 4Q17 1Q18 Other Expenses $3,078 $3,125 $3,201 $3,549 $3,204 Add: Capitalization of DAC (713) (744) (761) (784) (796) Other Expenses Net of Capitalization of DAC $2,365 $2,381 $2,440 $2,765 $2,408 Total Premiums, Fees and Other Revenues $10,667 $11,236 $12,605 $11,335 $11,044 Expense Ratio 22.2% 21.2% 19.4% 24.4% 21.8%

4 Net Income (Loss) Reconciliation 1Q18 Net Income (Loss)1 $1,247 Less: Net Investment Gains (Losses) (263) Net Derivative Gains (Losses) 276 Investment Hedge Adjustments (87) Other (102) Adjusted Earnings1 $1,423 (In millions) – Post-tax 1 Available to common shareholders. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

5 Notable Items (In millions, except per share data) – Post-tax 1 Available to common shareholders. 2Adjusted earnings available to common shareholders is calculated on a standalone basis and may not equal the sum of adjusted earnings available to common shareholders, excluding total notable items. See Appendix for non-GAAP financial information, definitions and/or reconciliations. 1Q18 Adjusted Earnings1 Per Share Impact2 Adjusted Earnings1 $1,423 $1.36 Less Notable Items: Actuarial Assumption Review & Other Insurance Adjustments 62 0.06 Expense Initiative Costs (34) (0.03) Adjusted Earnings1, excluding Total Notable Items $1,395 $1.34

6 Adjusted Earnings Ex. Total Notable Items by Segment ($ in millions) – Post-tax 1Q18 1Q17 % Change % Change(Constant Rate) Group Benefits $218 $191 14% Retirement and Income Solutions 339 257 32% Property & Casualty 96 72 33% U.S. $653 $520 26% Asia 327 298 10% 6% Latin America 140 144 (3%) (11%) EMEA 81 75 8% (5%) MetLife Holdings 363 310 17% C&O (169) (30) Adjusted Earnings1, ex. Total Notable Items $1,395 $1,317 6% 3% Adjusted EPS, ex. Total Notable Items $1.34 $1.20 12% 9% 1 Available to common shareholders. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

7 U.S. Tax Reform Impact by Segment ($ in millions) – Post-tax 1Q18 Tax ReformImpact Tax Rate As Reported Group Benefits $218 $41 23% Retirement and Income Solutions 339 60 20% Property & Casualty 96 0 17% U.S. $653 $101 21% Asia 327 11 31% Latin America 140 (10) 35% EMEA 81 (7) 21% MetLife Holdings 425 73 20% C&O (203) (67) Adjusted Earnings1 $1,423 $101 20% 1 Available to common shareholders. See Appendix for non-GAAP financial information, definitions and/or reconciliations. Reaffirming 2018 effective tax rate to be between 18% to 20%

UCI Driving Lower Expense Ratio Adjusted Expense Ratio Expense Ratios, ex. Total Notable Items Related to Other Expenses and Pension Risk Transfer (PRT) 25% 24% 23% 22% 21% 20% 2015 2016 2017 1Q18 23.5% 21.7% 21.0% 20.8% Direct Expense Ratio 15% 14% 13% 12% 2015 2016 2017 1Q18 14.3% 13.3% 13.3% 13.0% 8 See Appendix for non-GAAP financial information, definitions and/or reconciliations.

New Disclosure to Track UCI (In millions, except ratio data) 1Q17 2Q17 3Q17 4Q17 1Q18 Adjusted PFO's $10,882 $11,398 $12,620 $11,300 $10,929 Pension Risk Transfer (PRT) 70 809 1,829 597 — Adjusted PFO's ex. PRT $10,812 $10,589 $10,791 $10,703 $10,929 Adjusted Expenses, ex. Total Notable Items1 $2,147 $2,175 $2,330 $2,344 $2,272 Direct Expenses, ex. Total Notable Items2 $1,311 $1,371 $1,480 $1,548 $1,419 Expense Ratios, ex. Total Notable Items related to Other Expenses and PRT Adjusted Expense Ratio 19.9% 20.5% 21.6% 21.9% 20.8% Direct Expense Ratio 12.1% 12.9% 13.7% 14.5% 13.0% 9 1 Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis. 2 Direct expenses, excluding total notable items related to direct expenses. See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Material Weakness Remediation Progress • RIS: Implemented immediate changes to improve administrative and accounting procedures • Japan VA: Implemented immediate changes to data flow and input controls • Introduced enhanced escalation procedures throughout the Company • Commenced third party comprehensive root cause examinations 10

Appendix

Explanatory Note on Non-GAAP Financial Information Any references in this presentation (except in this Explanatory Note on Non- GAAP Financial Information) to: should be read as, respectively: (i) net income (loss); (i) net income (loss) available to MetLife, Inc.’s common shareholders; (ii) adjusted earnings; and (ii) adjusted earnings available to common shareholders; and (iii) adjusted earnings per share. (iii) adjusted earnings available to common shareholders per diluted common share. In this presentation, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP: Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this presentation and in this period’s quarterly financial supplement, which is available at www.metlife.com.   Non-GAAP financial measures:    Comparable GAAP financial measures: (i) adjusted earnings available to common shareholders; (i) net income (loss) available to MetLife, Inc.’s common shareholders; (ii) adjusted earnings available to common shareholders on a constant currency basis; (ii) net income (loss) available to MetLife, Inc.’s common shareholders; (iii) adjusted earnings available to common shareholders, excluding total notable items; (iii) net income (loss) available to MetLife, Inc.’s common shareholders; (iv) adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; (iv) net income (loss) available to MetLife, Inc.’s common shareholders; (v) adjusted earnings available to common shareholders per diluted common share; (v) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (vi) adjusted earnings available to common shareholders, excluding total notable items per diluted common share; (vi) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (vii) adjusted earnings available to common shareholders on a constant currency basis per diluted common share; (vii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (viii) adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share; (viii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (ix) adjusted expense ratio; (ix) expense ratio; (x) adjusted expense ratio, excluding total notable items related to other expenses and pension risk transfer (PRT); (x) expense ratio; (xi) direct expense ratio; and (xi) expense ratio; and (xiii) direct expense ratio, excluding total notable items related to direct expenses and PRT. (xiii) expense ratio. 12

Explanatory Note on Non-GAAP Financial Information (Continued) MetLife’s definitions of the various non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings available to common shareholders; • adjusted earnings available to common shareholders on a constant currency basis; • adjusted earnings available to common shareholders, excluding total notable items; • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; • adjusted earnings available to common shareholders per diluted common share; • adjusted earnings available to common shareholders, excluding total notable items per diluted common share; • adjusted earnings available to common shareholders on a constant currency basis per diluted common share; and • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results.   Adjusted earnings is defined as adjusted revenues less adjusted expenses, both net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.    Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.   The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues: • Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); • Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed unit-linked investments, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP; and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL for GAAP; and • Other revenues are adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA Fees). 13

Explanatory Note on Non-GAAP Financial Information (Continued) The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:   • Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs (GMIB costs), and (iv) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); • Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments; • Amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments; • Amortization of negative VOBA excludes amounts related to Market value adjustments; • Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and • Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition, integration and other costs. Other expenses includes TSA Fees. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.   The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. Expense ratio, direct expense ratio, adjusted expense ratio and related measures • Expense ratio - other expenses, net of capitalization of DAC, divided by total premiums, fees and other revenues. • Direct expense ratio - direct expenses, on an adjusted basis, divided by total adjusted premiums, fees and other revenues. • Direct expense ratio, excluding total notable items and PRT - direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by total adjusted premiums, fees and other revenues, excluding PRT. • Adjusted expense ratio - other expenses, net of capitalization of DAC, both on an adjusted basis, divided by total adjusted premiums, fees and other revenues. • Adjusted expense ratio, excluding total notable items and PRT - other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by total adjusted premiums, fees and other revenues, excluding PRT. The following additional information is relevant to an understanding of MetLife’s performance results: • All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. • Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect the company’s results, but that were unknown and that the company could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of company results and to evaluate and forecast those results. 14

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted Earnings Available to Common Shareholders 15 1Adjusted earnings available to common shareholders is calculated on a standalone basis and may not equal the sum of adjusted earnings available to common shareholders, excluding total notable items and total notable items.

Reconciliation to Adjusted Earnings Available to Common Shareholders Excluding Total Notable Items 16

Expense Detail and Ratios 17 1For the year ended December 31, 2016, Divested businesses and Lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

Expense Detail and Ratios (Continued) 18